UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022

Entera Bio Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Israel	001-38556	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

KIRYAT HADASSAH, MINRAV BUILDING – FIFTH FLOOR, JERUSALEM, Israel 9112002
(Address of principal executive offices) (Zip Code)

+972-2-532-7151
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value of NIS 0.0000769	ENTX	Nasdaq Capital Market
Warrants, each Warrant exercisable for half of an Ordinary Share at an exercise price of $5.85 per Ordinary Share	ENTXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Entera Bio Ltd., a company organized under the laws of the State of Israel (the “Company”), held its 2022 Annual Meeting of Shareholders on September 7, 2022 (the “Annual Meeting”). The final voting results for the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1: Election of Yonatan Malca to the Board of Directors of the Company for a three-year term to hold office until the Company’s 2025 Annual Meeting of Shareholders or until his successor is elected:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
11,060,520	47,457	2,741	0

Proposal 2: Ratification and approval of certain compensation items, as described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on July 29, 2022, in connection with the Annual Meeting, relating to Dr. Phillip Schwartz, the Company’s former President of Research and Development:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
8,374,585	2,573,802	162,331	0

Proposal 3: Ratification and approval of a one-time grant of compensation, as described in the Proxy Statement, relating to Dr. Arthur Santora, the Company’s Chief Medical Officer:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
8,477,105	2,561,737	71,876	0

Proposal 4: Ratification and approval of the compensation terms, as described in the Proxy Statement, to Miranda J. Toledano, the Company’s Chief Executive Officer:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
8,074,581	2,959,002	77,135	0

Proposal 5: Ratification and approval of certain compensation items, as described in the Proxy Statement, relating to Dana Yaacov-Garbeli, the Company’s Chief Financial Officer:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
8,149,064	2,894,652	67,002	0

Proposal 6: Ratification and approval of the amended terms of compensation of the Company’s Chairman of the Board of Directors:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
10,329,162	576,477	205,079	0

Proposal 7: Ratification and approval of an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares issuable thereunder by a one-time amount of 576,188 shares:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
8,420,408	2,624,710	65,600	0

Proposal 8: Ratification and approval of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and authorization of the Company’s Board of Directors to determine such firm’s compensation in connection therewith:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
11,061,302	44,611	4,805	0

In addition, Proposals 2 through 6 also received all necessary voting approvals under Israeli law as described in the Proxy Statement. No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERA BIO LTD.

Date: September 9, 2022	By:	/s/ Miranda J. Toledano
Name: Miranda J. Toledano Title: Chief Executive Officer